UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.
(Name of Registrant as Specified in Its Charter)

COVE PARTNERS III LLC MICHAEL ASHNER JOHN ALBA
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2017 ANNUAL MEETING OF STOCKHOLDERS

OF

American Realty Capital New York City REIT, Inc.
_________________________

PROXY STATEMENT
OF
Cove Partners iii llc
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Cove Partners III LLC (“Cove Partners III”), Michael Ashner and John Alba (collectively, “Cove Partners” or “we”) are stockholders of American Realty Capital New York City REIT, Inc., a Maryland corporation (“ARC-NYRT” or the “Company”). We are seeking your support at the annual meeting of stockholders originally called to order on June 27, 2017, and reconvened and adjourned, on both July 19, 2017 and August 2, 2017, and now scheduled to be reconvened on September 7, 2017 at 4:00 p.m. Eastern Time at The Core Club, located at 66 E. 55th Street, New York, NY 10022 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), to vote AGAINST the proposed amendments to the Company’s Articles of Amendment and Restatement (the “Charter”). As set forth in the Company’s proxy statement, ARC-NYRT presented eleven (11) proposals for stockholders to consider and vote upon at the Annual Meeting, including nine (9) proposals to amend the Charter (the “Charter Amendments”). At the Annual Meeting as reconvened on August 2, 2017, stockholders voted on Proposal 1 to elect the Company’s four (4) directors to the Board of Directors (the “Board”) to serve until the 2018 annual meeting of stockholders (the “2018 Annual Meeting”) and Proposal 2 to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, however, stockholders did not cast sufficient votes to approve the Charter Amendments set forth in Proposals 3 through 11.

Accordingly, the Company once again adjourned the Annual Meeting to September 7, 2017 in order to solicit additional votes to approve the Charter Amendments. For the reasons set forth in this Proxy Statement, we are urging stockholders to vote AGAINST the following ARC-NYRT Proposals 3 through 11 because we strongly believe these Charter Amendments eliminate valuable stockholder protections and open the door for unlimited and unfettered control by the Company’s external advisor New York City Advisors, LLC (the “Advisor”):

•	Proposal 3 - Amend certain provisions of the Charter regarding the Company’s equity stock.
•	Proposal 4 - Amend certain provisions of the Charter regarding stockholder voting rights.
•	Proposal 5 - Amend certain provisions of the Charter regarding stockholder information rights.
•	Proposal 6 - Amend certain provisions of the Charter regarding the composition of the Board.
•	Proposal 7 - Amend certain provisions of the Charter regarding the conduct of the Board.

•	Proposal 8 - Amend certain provisions of the Charter regarding the conduct of the Company’s business.
•	Proposal 9 - Amend certain provisions of the Charter restricting transfer and ownership of sales.
•	Proposal 10 - Amend certain provisions of the Charter to remove provisions stating that the NASAA Guidelines control interpretation of the Charter.
•	Proposal 11 - Amend certain provisions of the Charter relating to the Advisor and its affiliates.

There are no other proposals that are being presented by the Company for stockholder consideration at the Annual Meeting.

Cove Partners III and Messrs. Ashner and Alba (collectively, the “Cove Partners Group”) are deemed participants in this proxy solicitation. As of the date hereof, the Cove Partners Group owns 100 shares of common stock, par value $0.01 per share (the “Common Stock”). We intend to vote the Cove Partners Group Shares AGAINST the Charter Amendments set forth in Proposals 3 through 11.

The Company originally set April 4, 2017, as the record date, however, as a result of the adjournments, the Company has set the close of business on August 2, 2017, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 405 Park Avenue, 4th Floor, New York, New York 10022. Stockholders of record at the close of business on the Record Date will be entitled to vote on Proposals 3 through 11 at the Annual Meeting. According to the Company, as of the Record Date, there were 31,095,859 shares of Common Stock outstanding.

This Proxy Statement and the enclosed BLUE proxy card are first being furnished to the stockholders on or about August 17, 2017.

THIS SOLICITATION IS BEING MADE BY Cove Partners AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH Cove Partners IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSON NAMED AS PROXY IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN HIS DISCRETION.

Cove Partners URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD TO VOTE AGAINST THE CHARTER AMENDMENTS AT THE ANNUAL MEETING.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at

www.saratogaproxy.com/CovePartners

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______________________________

IMPORTANT – YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY VOTING A LATER DATED BLUE PROXY CARD

Your vote is important, no matter how many shares of Common Stock you own. Cove Partners urges you to sign, date, and return the enclosed BLUE proxy card today to vote AGAINST each of the Charter Amendments set forth in Proposals 3 through 11 at the Annual Meeting. You may also vote by internet or telephone. If you have already voted, you have every right to change your vote by voting a later dated BLUE proxy card today.

Please sign and date the enclosed BLUE proxy card and return it to Cove Partners, c/o Saratoga Proxy Consulting, in the enclosed postage-paid envelope today. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.myproxyonline.com at any time prior to 11:59 p.m. Eastern Time on September 6, 2017, and follow the instructions provided on the BLUE proxy card; or
•	by telephone, by calling (866) 437-4674 at any time prior to 11:59 p.m. Eastern Time on September 6, 2017, and follow the instructions provided on the BLUE proxy card.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “against” as a protest against the Charter Amendments, it will revoke any proxy card you may have previously sent to us. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Cove Partners’ proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

•	On April 24, 2017, the Company filed its definitive proxy statement in connection with the Annual Meeting, setting June 27, 2017 as the Annual Meeting date and seeking stockholder approval of eleven (11) proposals at the Annual Meeting. With respect to the Charter Amendments set forth in Proposals 3 through 11, the Company stated that it believes amending and restating the Charter is necessary to be consistent with the charters of publicly-traded REITs and will give ARC-NYRT “more flexibility in pursuing various ways to provide liquidity to our stockholders and in engaging in other transactions that may be beneficial to us and our stockholders, which may include listing shares of our Common Stock on a national securities exchange” although completely aware that such Charter Amendments are not required in order to list its shares of Common Stock on a national securities exchange. The Company further stated that its current Charter differs from the charters of publicly-traded REITs because it was required to register its initial public offering (“IPO”) with the securities administrators in each state in which it offered securities and as such was required to include certain provisions derived from the North American Securities Administrators Association’s (“NASAA”) Statement of Policy Regarding Real Estate Investment Trusts, as revised (the “NASAA Guidelines”). According to the Company, it believes many of the provisions from the NASAA Guidelines are redundant, or may conflict with, provisions contained in the Maryland General Corporation Law (the “MGCL”).
•	On June 1, 2017, Cove Partners III issued an open letter to the stockholders of the Company, urging them to vote against the Charter Amendments at the Annual Meeting given its belief that they eliminate valuable stockholder protections and open the door for unlimited and unfettered control by the Advisor.
•	On June 27, 2017, the Annual Meeting was called to order, but was then adjourned to Wednesday, July 19, 2017 at 4:00 p.m. (local time) to be held at The Core Club, located at 66 E. 55th Street, New York, NY 10022.
•	On July 19, 2017, the Annual Meeting was called to order for a second time, but was then adjourned to Wednesday, August 2, 2017 at 4:00 p.m. (local time) to be held at The Core Club, located at 66 E. 55th Street, New York, NY 10022.
•	On August 2, 2017, the Annual Meeting was called to order. At the reconvened Annual Meeting on August 2, 2017, stockholders voted on (i) the election of Edward M. Weil, Jr., Elizabeth K. Tuppeny, Lee M. Elman and Abby M. Wenzel to the Board to serve one-year terms until the 2018 Annual Meeting and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. In addition, the Company adjourned the Annual Meeting to September 7, 2017 with respect to the remaining Proposals 3 through 11 in order to solicit additional votes to approve the Charter Amendments and set August 2, 2017 as the new Record Date for determining stockholders entitled to notice of and to vote at the reconvened Annual Meeting.

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REASONS FOR THE SOLICITATION

WE BELIEVE THAT STOCKHOLDERS SHOULD ONCE AGAIN VOTE AGAINST THE STOCKHOLDER-UNFRIENDLY CHARTER AMENDMENTS

We are soliciting your support at the Annual Meeting to vote against the Charter Amendments because we believe they eliminate valuable stockholder protections and open the door for unlimited and unfettered control by the Company’s Advisor, which is controlled by Nicholas Schorsch. The Charter Amendments seek to undermine statutory safeguards required by state securities administrators in connection with the Company’s prior public non-traded offerings and otherwise seek to diminish important stockholder rights currently built into the Charter. Specifically, the Charter Amendments restrict or modify provisions of the Charter that were mandated by the NASAA Guidelines, which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. The NASAA-mandated provisions, which these Charter Amendments seek to eliminate, serve to protect stockholders against the principal risks of investing in non-traded REITs, namely, the inherent conflicts of interest that permeate the non-traded REIT management structure. Contrary to the Company’s belief that the “limitations included in [the] Charter . . . create interpretive questions resulting in uncertainty1”, these NASAA-mandated provisions serve to protect investors from the potential abuse and conflicting interests that may arise in an externally managed REIT. In fact, even the Company admitted in its proxy statement that certain NASAA-mandated provisions “impose conditions on our Board of Directors or limit the Board of Directors’ authority” and that such “provisions do provide our stockholders with certain rights and protections.”

Under the NASAA guidelines, the only way these stockholder-protective provisions are lifted is if a company’s shares become listed on a publicly traded market or a majority of stockholders approve their removal. Given that ARC-NYRT stockholders have repeatedly voted down these Charter Amendments, we find the Company’s continuous adjournment of the 2017 Annual Meeting in an attempt to secure passage of the Charter Amendments, which would otherwise be forbidden under NASAA guidelines, deeply troubling and an apparent manipulation of the Company’s corporate machinery. The Company has adjourned the Annual Meeting three times because the Charter Amendments did not receive the requisite majority vote to pass. Unfortunately, these actions are not surprising to ARC-NYRT stockholders. The Company likewise continuously adjourned the 2016 Annual Meeting to try and obtain approval of nearly the same Charter Amendments.

We therefore urge stockholders to once again reject these stockholder-unfriendly Charter Amendments, which seek to, among other things:

•	End the stated Fiduciary Obligation of the Board to shareholders, including the specific fiduciary duty to supervise the relationship with the Company’s advisor.
•	Allow the Board to extend the agreement with the Schorsch-controlled advisor for an indefinite period of time rather than limiting it to one-year renewals.
•	Limit shareholder access to the books and records of the Company.
•	Allow the Board to interpret the Charter rather than the state mandated guidelines which were designed for the protection of stockholders.
•	Prevent the advisory agreement from being terminated on 60 days’ written notice.
•	Allow the Board to privately sell shares in the Company, which could chill good-faith purchase offers for ARC-NYRT.

1 DEFA14A filed by the Company on June 13, 2017.

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•	Eliminate the ability of 10% of the shareholders to call a special meeting, giving the Board unfettered authority to increase this threshold by 5x.
•	Eliminate the current shareholder majority voting requirement before the Board can take specified actions.
•	Eliminate the current “independent director” requirement as presently stated in the Charter.
•	Eliminate from the “relevant experience” requirement that independent directors have prior real estate experience.
•	Allow the Board to pursue non-real estate investments.
•	No longer require liquidation of the Company if its shares are not publicly registered for trading within six years.

These Charter Amendments seek to not only eliminate valuable NASAA-mandated stockholder protections but serve to, in our view, give the external Advisor unfettered control over the Company and in turn, the value of our investment.

Setting aside our serious concerns with the proposed Charter Amendments, we are deeply troubled by the Company’s pattern of adjourning its annual meetings to solicit votes in an attempt to ensure passage of the Charter Amendments, which otherwise would not have passed (and of which previously did not pass). These concerning actions are exacerbated by the fact that ARC-NYRT is managed by an external Advisor controlled by Nick Schorsch, whose controlled advisory companies have recently had serious legal and regulatory issues. For example, VEREIT, Inc., a multibillion dollar net lease fund formed and advised by Mr. Schorsch’s affiliates, was under investigation for manipulation of earnings that occurred under his advisory watch, which led to the former CFO being convicted of six criminal counts during a trial this June, including conspiracy and securities fraud.2

In November 2015, the Massachusetts Securities Division filed a complaint (the “Complaint”) charging Realty Capital Securities, LLC (“RCS”), a Schorsch-affiliated entity, with voter fraud and improper solicitation in connection with its efforts to obtain shareholder approval of the proposed deal with Apollo Global Management to buy real estate assets from Nicholas Schorsch.3 "In an era of expansive and complex corporate structures, a shareholder’s right to vote by proxy is a sacrosanct right to participate in the democratic process of the capital markets," the Complaint said (emphasis added). "Realty Capital Securities LLC, a Massachusetts-registered broker-dealer, eviscerated this fundamental right of shareholders," the Complaint continued. Notably, RCS served as the dealer manager of the Company’s IPO, which was ongoing from April 2014 to May 2015 and continued to provide the Company with various services through December 31, 2015, according to the Company’s latest Annual Report on Form 10-K. The Massachusetts Securities Division and RCS recently settled the charges, pursuant to which RCS withdrew its registration as a broker-dealer from the SEC and self-regulatory organizations and paid Massachusetts a hefty fine, among other sanctions.

2 Bloomberg article titled “Ex-American Realty CFO Block Convicted of Accounting Fraud”, dated June 30, 2017. Available at https://www.bloomberg.com/news/articles/2017-06-30/ex-american-realty-capital-executive-block-convicted-of-fraud.

3 In the Matter of: Realty Capital Securities LLC, case number E-2015-0034. See also articles titled “Bad News for Nicholas Schorsch’s RCS Capital Corp. (RCAP)” and “RCAP Settles Proxy Fraud Allegations With Massachusetts for $3M, Shuts Down Wholesaling REIT Brokerage Division” available athttp://financialcounselblog.com/post/134920522279/bad-news-for-nicholas-schorschs-rcs-capital-corp and https://www.stockbrokerfraudblog.com/2015/12/rcap_settles_proxy_fraud_alleg.html, respectively.

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Given these concerning actions, we are troubled by Mr. Schorsch’s involvement at ARC-NYRT and his apparent influence over the Board in recommending and pushing for passage of the Charter Amendments that we believe serve to favor his advisory company and otherwise diminish valuable stockholder protections. If the Charter Amendments are not approved by stockholders at the Annual Meeting, we intend to increase our position in the Company as we believe there is value to be unlocked at ARC-NYRT. However, without the current NASAA-mandated protections set forth in the Charter, which many of the Charter Amendments seek to eliminate, we believe the path to value creation will be significantly threatened.

We therefore urge ARC-NYRT stockholders to protect their interests and retain their ability to select and hold the Board and management team accountable by once again rejecting the Charter Amendments at the next adjourned Annual Meeting.

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PROPOSAL NO. 3

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPANY’S STOCK

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter in order to remove or revise those provisions that relate to the terms and rights of the Company’s classes and series of stock, including its Common Stock, and to offerings of its stock. Specifically, the Company is requesting that Section 5.7. Stock — No Issuance of Share Certificates of the Charter be deleted in its entirety and the following sections be revised, as set forth in more detail in the Company’s proxy statement:

•                     Section 5.2. Stock — Common Shares — Description and Section 5.3. Stock — Preferred Shares. These sections currently limit the voting rights that may be accorded to shares sold in a private offering. If adopted, this proposal would give the Board greater discretion in determining the terms and rights of a new class or series of stock, including voting rights, that should be accorded to shares sold in a private offering.

•                     Section 5.2(iii). Stock — Common Shares — Distribution Rights. If adopted, this proposal would expand the Board’s authority to (i) authorize distributions to be paid in securities of the Company to holders of stock of the Company (as opposed to cash) and (ii) pay any distributions in kind.

•                     Section 5.1. Stock — Authorized Shares and Section 12.1. Limitation of Stockholder Liability. If adopted, this proposal would eliminate the requirement that all shares be fully paid and nonassessable when issued to stockholders.

•                     Section 5.2(ii). Stock — Common Shares — Description. If adopted, this proposal would clarify that, except as otherwise specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.

A summary of the Charter Amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement.

Cove Partners urges stockholders to vote against these Charter Amendments, which seek to expand the Board’s authority as it relates to the Company’s stock, including with respect to authorizing the Board to take actions such as privately selling shares of the Company, which we believe may jeopardize or chill potential good faith purchase offers for the Company. In addition, the proposed revisions may increase the possible dilutive effect of potential future issuance(s) of stock in private offerings. Please also refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL NO. 4

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER VOTING RIGHTS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter regarding stockholder voting rights. Specifically, the Company is requesting the following Charter provisions be deleted in their entirety or revised. According to the Company’s proxy statement:

•                     Section 11.1. Stockholders — Meetings of Stockholders.  This proposal, if adopted, would delete this section from the Charter entirely. This section currently (i) sets forth certain requirements regarding annual and special meetings of stockholders; (ii) provides that the Company’s secretary must call a special meeting upon written request of stockholders holding at least 10% of the outstanding shares of Common Stock entitled to vote at the meeting; and (iii) provides that the Board may not take certain actions without the approval of holders of a majority of the shares of Common Stock. According to the Company, it believes these procedural matters are better addressed in and/or are duplicative of provisions in the Company’s Bylaws (the “Bylaws”). If adopted, this proposal would effectively expand the authority of the Board since these procedural matters would only be addressed in the Bylaws, which the Board has the exclusive authority to amend.

•                     Section 11.2. Stockholders — Voting Rights of Stockholders and Section 7.6. Powers of the Board of Directors — Stockholder Concurrence Required. This proposal, if adopted, would delete these sections entirely. Section 11.2 sets forth the types of matters on which stockholders are entitled to vote and Sections 11.2 and 7.6 provide that the Board may not take certain actions without the approval of holders of a majority of the shares of Common Stock.

•                     Section 11.3. Stockholders — Extraordinary Actions. This proposal, if adopted, would provide that the existing provision requiring a majority vote for approval of all extraordinary actions under the MGCL does not apply to director removal and to Charter amendments relating to director removal and the vote required to amend the director removal provision. The adoption of this proposal in conjunction with Proposal No. 6 discussed below, would result in the removal of directors requiring a two-thirds rather than the current majority vote threshold.

•                     Article XIII. Amendments.  This proposal, if adopted, would revise Article XIII to clarify that any amendment to the Charter will be valid only if it is declared advisable by the Board. Therefore, stockholders would no longer be able to amend the Charter without the approval of the Board. In addition, the Company disclosed that this proposal would also revise this article to specify that revisions to certain limited provisions of the Charter relating to director removal and the vote required to amend the director removal provision will require the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

A summary of the Charter Amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement.

Cove Partners is urging stockholders to vote against this proposal as it removes and/or diminishes valuable stockholder rights and protections currently built into the Charter, including by giving the Board unfettered authority to increase the threshold required for stockholders to call a special meeting from 10% to up to 50% or five (5) times the current threshold, which would make it significantly more difficult for stockholders to take action unless the Board calls a meeting. In addition, this proposal seeks to remove the requirement that the Board obtain majority stockholder approval of certain actions and increases the threshold required to remove directors, which even the Company admitted “may discourage a takeover that could otherwise result in a premium price to our stockholders.” Accordingly, this proposal if adopted, would make it significantly more challenging for stockholders to effect change. Please also refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

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Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL NO. 5

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER INFORMATION RIGHTS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter regarding stockholder information rights. Specifically, the Company is requesting the following Charter provisions be deleted in their entirety. According to the Company’s proxy statement:

•                     Section 11.5. Stockholders — Right of Inspection and Section 11.6. Stockholders — Access to Stockholder List. If this proposal is adopted and these sections are deleted, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those included in the current Charter.

•                     Section 11.7. Stockholders — Reports.  If this proposal is adopted and this section is deleted, the Charter would no longer provide requirements regarding the type of information to be included in the Company’s annual report, including a report from the independent directors that the policies being followed by the Company are in the best interests of the stockholders and the basis for this determination. The Company disclosed it believes that substantially all of the requirements set forth in this section are similarly required by various provisions of the federal securities laws and complied with by the Company in its various filings under the Exchange Act.

A summary of the Charter Amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement.

Cove Partners urges stockholders to vote against this proposal as it seeks to significantly restrict the current rights of stockholders to inspect and copy certain corporate documents as set forth in the Charter. In fact, we agree with the Company that the proposed revisions will make it more difficult for “stockholders to gain access to corporate documents or to communicate with each other to influence management.” Please also refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL NO. 6

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPOSITION OF THE BOARD

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter regarding the composition of the Board. Specifically, the Company is requesting the following Charter provisions be deleted in their entirety or revised. According to the Company’s proxy statement:

•                     Section 6.1. Board of Directors — Number of Directors. If this proposal is adopted, the Charter will no longer require that the Board be comprised of not less than three nor more than ten directors and that a majority of the Board be comprised of “independent directors”, which are more restrictive than the requirements of the MGCL. In addition, this section would be revised to give the Board the exclusive ability to fill vacancies and remove the current ability of a majority of the stockholders to fill Board vacancies. The Company further disclosed that this proposal would delete the requirement that only independent directors may nominate replacements for vacancies among the independent director positions.

•                     Section 6.2. Board of Directors — Experience. If this proposal is adopted, this section would be deleted such that the Charter would no longer require that directors have at least three years of relevant experience, that at least one of its independent directors have three years of relevant real estate experience and that at least one of its independent directors be a financial expert with at least three years of relevant finance experience.

•                     Section 6.3. Board of Directors — Committees. If this proposal is adopted, this section would be deleted such that the Charter would no longer require that a majority of the members of each committee of the Board be independent directors and that the audit committee must be composed solely of independent directors.

•                     Section 6.4. Board of Directors — Term. If this proposal is adopted, this section would be deleted such that the Charter would no longer provide that each director shall hold office for one year-terms, which the Company contends is redundant with the MGCL.

•                     Section 6.6. Board of Directors — Resignation, Removal or Death. If adopted, this proposal would make certain revisions to this section. Specifically, there would be technical changes to the resignation procedures, and instead of the current majority vote standard necessary to remove a director, the Charter would require the affirmative vote of at least two-thirds of the votes entitled to be cast to remove a director.

A summary of the Charter amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement.

Cove Partners is urging stockholders to vote against this proposal, which it believes seeks to marginalize the independent directors’ influence and removes important requirements for director-candidates, including relevant real estate experience. In addition, this proposal seeks to remove stockholders’ current ability to fill Board vacancies and increases the threshold required to remove directors, which Cove Partners believes serves to diminish important stockholder rights and insulates the Board members from being held accountable by stockholders. Please also refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

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Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL NO. 7

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF THE BOARD

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter regarding conduct of the Board. Specifically, the Company is requesting the following Charter provisions be deleted in their entirety or revised. According to the Company’s proxy statement:

•                     Section 6.5. Board of Directors — Fiduciary Obligations. If adopted, this proposal would remove entirely the section that sets forth requirements and guidance on directors’ fiduciary obligations, and the Company would instead rely on the default provision in the MGCL.

•                     Section 7.2. Powers of the Board of Directors — Authorization by Board of Stock Issuance. This section of the Charter currently requires a majority of the independent directors that have no interest in the transaction to approve any offering of preferred stock and, at the Company’s expense, to have access to the Company’s counsel or to independent counsel. If adopted, this proposal would remove those provisions, and therefore, offerings of preferred stock would no longer require separate approval from the independent directors that have no interest in the transaction.

•                     Section 7.7. Powers of the Board of Directors — Vote of Majority of Independent Directors Required. If adopted, this proposal would delete the requirement (which is more restrictive than the MGCL requires) that a majority of the independent directors approve certain specified matters, including the Advisory Agreement, limits on acquisition fees and expenses, operating expenses and incentive fees, the Company’s investment policies, procedures relating to stockholder meetings, the vote required to elect directors and matters related to completing a strategic transaction as discussed in Proposal No. 4. If this proposal is adopted and this requirement is deleted, the MGCL would govern the vote required to approve these matters.

A summary of the Charter Amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement.

Cove Partners believes the adoption of this proposal would eliminate important stockholder protections, including the current fiduciary obligation of the Board to supervise the relationship of the Company with the Advisor. We believe this proposal serves to reduce the Board’s current standard of conduct required under the Charter. Please also refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

14

PROPOSAL NO. 8

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF COMPANY BUSINESS

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions. Specifically, the Company is requesting the following Charter provisions be deleted in their entirety or revised. According to the Company’s proxy statement and as detailed therein:

•                     Section 5.14. Stock — Repurchase of Shares and Section 5.15. Stock — Distribution Reinvestment Plans. If adopted, this proposal would delete these sections entirely, and accordingly, the Charter will no longer govern the Company’s share repurchase programs or distribution reinvestment plans.

•                     Article IX. Investment Objectives and Limitations. If adopted, this proposal would delete this article entirely. The provisions of this Article currently, among other things, (i) task the independent directors with reviewing the investment policies of the Company, (ii) outline permitted investments and (iii) outline a number of restrictions on the type of assets in which the Company may invest or establishes conditions on the investments.

•                     Article XIV. Roll-Up Transactions. If adopted, this proposal would delete this article entirely, which currently imposes substantive and procedural protections relating to transactions in which stockholders must exchange their shares for securities of another entity (a “roll-up entity”) that have not been listed on a national securities exchange for at least 12 months (a “roll-up transaction”), including requiring the Company to obtain an appraisal of its assets from a competent independent appraiser and confers rights to stockholders who vote no on a roll-up transaction. Additionally, under the current Charter, the Company is prohibited from participating in roll-up transaction that would result in rights of the common stockholders being effected or changed in the manner provided in this article.

•                     Article XV. Duration. If adopted, this proposal would delete this article entirely, which currently requires, subject to certain conditions, the Company to be liquidated on the sixth anniversary of the termination of the Company’s IPO.

•                     Section 5.8. Stock — Suitability of Stockholders.   If adopted, this proposal would delete this section entirely and therefore delete the current requirements governing the financial capacity of stockholders.

A summary of the Charter Amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement.

Cove Partners urges stockholders to vote against this proposal as it seeks to eliminate many stockholder-protective provisions, including certain NASAA-mandated provisions. Cove Partners is concerned that this proposal gives the Board expansive authority to pursue risky transactions, including non-real estate investments, that could be detrimental to stockholders. Please also refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

15

 Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL NO. 9

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REVISE OR ADD PROVISIONS RESTRICTING TRANSFER AND OWNERSHIP OF SHARES

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter that restrict transfer and ownership of shares.

According to the Company’s proxy statement, under the current Charter, the general ownership limit is set as 9.8% in value of the aggregate of the Company’s outstanding stock and 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of the Company’s stock. As disclosed in the Company’s proxy materials, the Company is not proposing to amend that general limit at this time, however, if adopted, this proposal would make certain clarifying edits to the definitions and provisions of Section 5.9 of the Charter.

A summary of the Charter Amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement. Please refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL NO. 10

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE PROVISIONS STATING THAT THE GUIDELINES CONTROL INTERPRETATION OF THE COMPANY’S CHARTER

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter regarding the interpretation of the Company’s Charter.

According to the Company’s proxy statement, the NASAA Guidelines would no longer control interpretation of the Company’s Charter to the extent the Board determines that they conflict with any non-mandatory provisions of the MGCL.

A summary of the Charter Amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement.

Cove Partners is urging stockholders to vote against this proposal, which seeks to undermine state-mandated guidelines that were specifically designed to protect stockholders. Please also refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

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PROPOSAL NO. 11

APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO AR GLOBAL, THE COMPANY’S ADVISOR AND THEIR AFFILIATES

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve amendments to certain sections of the Charter regarding AR Global Investments, LLC (“AR Global”), the Company’s Advisor and their affiliates. According to the Company’s proxy statement, the Company is seeking to revise the multiple sections of the following articles and sections of the Charter:

•                     Article VIII. Advisor. If adopted, this proposal would eliminate many of the restrictions and obligations that are provided for in the current Charter, including (i) the restriction that the Company cannot retain any advisor for longer than one year; (ii) the Advisor’s fiduciary duty to the Company and stockholders; (iii) the requirement that if the Company terminates the agreement with the Advisor, it must be terminated by a majority of the independent directors; and (iv) the limitations on the amount of fees that may be paid to the Advisor.

•                     Article X. Conflicts of Interest. If adopted, this proposal would eliminate many of the restrictions and obligations that are provided for in the current Charter. Under the current Charter, Article X governs how certain transactions between the Company and AR Global, the Company’s Advisor, directors or officers or any of their affiliates are conducted due to the potential for conflicts of interest and sets forth certain conflict resolution procedures. If adopted, this proposal would delete this article in its entirety.

•                     Section 11.4. Stockholders — Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. If adopted, this proposal would delete this section in its entirety, which currently provides that votes by the Advisor, the Company’s director(s) or any of their affiliates will not be counted in a vote of the Company’s stockholders regarding removal of the Advisor, such director(s) or any of their affiliates or any transaction between the Company and any of them.

•                     Section 12.2. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Limitation of Director and Officer Liability; Indemnification and Section 12.3. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Payment of Expenses. If adopted, this proposal would amend these sections to require the Company to exculpate and to give the Company the power to obligate itself to indemnify the Company’s directors and officers to the maximum extent permitted by the MGCL. Under the current Charter, Sections 12.2 and 12.3 currently include limitations on exculpation and indemnification of, and advancement of expenses to, the Company’s directors and officers that were originally included from the NASAA Guidelines. According to the Company’s proxy statement, these limitations would be removed.

A summary of the Charter Amendments described above and the complete text of such amendments are set forth in the Company’s proxy statement.

Cove Partners is urging stockholders to vote against this proposal because it not only seeks to remove important stockholder protections currently built into the Charter but if adopted, could open the door for unlimited and unfettered control by the Company’s external Advisor, including by giving the Board authority to enter into advisory agreements for indefinite periods of time and by preventing the advisory agreement from being terminated on 60 days’ written notice. Please also refer to the “Reasons for the Solicitation” section of this proxy statement above for more details regarding why we believe you should vote against the Charter Amendments.

19

 Approval of this proposal requires the affirmative vote of a majority of all the votes entitled to be cast by stockholders at the Annual Meeting. In addition, approval of each of Proposals No. 3 through 11, including this proposal, is conditioned on approval of each of Proposals No. 3 through 11.

WE URGE YOU TO VOTE “AGAINST” THIS PROPOSAL ON THE ENCLOSED BLUE PROXY CARD.

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VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Cove Partners believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the Proposals 3 through 11 to amend the Charter.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting.  The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum. If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.

VOTES REQUIRED FOR APPROVAL

According to the Company’s definitive proxy statement, the Charter Amendments set forth in Proposals 3 through 11 require the affirmative vote of at least a majority of all the votes entitled to be cast on each proposal. For purposes of approval of the Charter Amendments, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against the proposals.

Under applicable Maryland law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Cove Partners’ recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

21

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Cove Partners in care of Saratoga or to the Company at 405 Park Avenue, 4th Floor, New York, New York 10022 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Cove Partners in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the vote regarding the Charter Amendments.

IF YOU WISH TO VOTE AGAINST THE PROPOSALS TO AMEND THE CHARTER, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Cove Partners. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Cove Partners has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $20,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Cove Partners has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Cove Partners will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 15 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Cove Partners. Costs of this solicitation of proxies are currently estimated to be approximately $100,000. Cove Partners estimates that through the date hereof its expenses in connection with this solicitation are approximately $50,000. Cove Partners intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Cove Partners does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The members of the Cove Partners are participants in this solicitation (collectively, the “Participants” and each a “Participant”). The principal business of Cove Partners III is serving as a private investment fund.  The principal occupation of Mr. Alba is serving as the sole member and Vice President of Cove Partners III. The principal occupation of Mr. Ashner is serving as the President of Cove Partners III.

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The address of the principal office of each of the Participants is 83 Bay Drive East, Huntington, New York, 11743.

As of the date hereof, Cove Partners III owns 100 shares of Common Stock in record name. Each of Messrs. Ashner and Alba may be deemed to beneficially own the 100 shares of Common Stock owned directly by Cove Partners III.

Each Participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by Cove Partners III, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any Participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS AND ADDITIONAL INFORMATION

Cove Partners is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Cove Partners is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

23

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement for the Annual Meeting, any stockholder wishing to submit a proposal to be included in the Company’s proxy statement for the 2018 Annual Meeting pursuant to Rule 14a-8 must be received at 405 Park Avenue, 4th Floor, New York, New York 10022 during the period beginning on November 25, 2017 and ending at 5:00 p.m. Eastern Time, on December 25, 2017. Any proposal received after the applicable time in the previous sentence will be considered untimely.

In addition, according to the Company’s proxy statement for the Annual Meeting, for any proposal that is not submitted for inclusion in the Company’s proxy material for the Annual Meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits the Company’s management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in the Company’s bylaws. Under the Company’s Bylaws, for a stockholder proposal to be properly submitted for presentation at the Company’s 2018 annual meeting of stockholders, the Company’s secretary must receive written notice of the proposal at the Company’s principal executive offices during the period beginning on November 25, 2017 and ending at 5:00 p.m. Eastern Time, on December 25, 2017. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in the Company’s bylaws.

Stockholders should contact the Secretary of the Company in writing at 405 Park Avenue, 4th Floor, New York, New York 10022, to make any submission or to obtain additional information as to the proper form and content of submissions.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2018 Annual Meeting is based on information contained in the Company’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by Cove Partners that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Cove Partners III LLC

August 17, 2017

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale
Cove Partners III LLC
100	05/22/2017

I-1

SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by ARC-NYRT New York City REIT, Inc. with the Securities and Exchange Commission on April 24, 2017.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 31, 2017, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s named officers and directors; and
•	all of the Company’s executive officers and directors as a group.
Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Edward M. Weil, Jr.(2)	—	—
Nicholas Radesca	—	—
Elizabeth K. Tuppeny(3)	3,999		*
Lee M. Elman(4)	2,666		*
Abby M. Wenzel(5)	3,999		*
All directors and executive officers as a group (five persons)	10,664		*

________________________

*	Less than 1%

(1)	The business address of each individual or entity listed in the table is 405 Park Avenue, 4th Floor, New York, New York 10022. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)	Mr. Weil, our executive chairman, chief executive officer, president and secretary, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global may own and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 11,837 shares of our Common Stock or the 90 shares of Common Stock that may be issuable in exchange for certain operating partnership interests that are directly or indirectly beneficially owned by AR Global.

(3)	Includes 3,199 unvested restricted shares issued to Ms. Tuppeny, including (i) 800 granted on April 24, 2014; (ii) 1,066 granted on July 13, 2015; and (iii) 1,333 granted on July 28, 2016, all of which vest annually over a five-year period in equal installments.

II-1

(4)	Includes 2,399 unvested restricted shares issued to Mr. Elman, including (i) 1,066 granted on February 12, 2016; and (ii) 1,333 granted on July 28, 2016, all of which vest annually over a five-year period in equal installments.

(5)	Includes 3,199 unvested restricted shares issued to Ms. Wenzel including (i) 800 granted on April 24, 2014; (ii) 1,066 granted on July 13, 2015; and (iii)1,333 granted on July 28, 2016, all of which vest annually over a five-year period in equal installments

II-2

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Cove Partners your proxy card to vote AGAINST the Charter Amendments set forth in Proposals 3 through 11 by taking three steps:

●	SIGNING the enclosed BLUE proxy card;
●	DATING the enclosed BLUE proxy card; and
●	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of Cove Partners’ proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

BLUE PROXY CARD

American Realty Capital New York City REIT, Inc.

2017 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF COVE PARTNERS III LLC

THE BOARD OF DIRECTORS OF American Realty Capital New York City REIT, Inc. IS NOT SOLICITING THIS PROXY

P    R    O     X     Y

The undersigned appoints Michael Ashner, John Alba, Steve Wolosky and John Ferguson, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of American Realty Capital New York City REIT, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Stockholders of the Company originally called to order on June 27, 2017, and reconvened and adjourned, on both July 19, 2017 and August 2, 2017, and now scheduled to be reconvened on September 7, 2017 at 4:00 p.m. Eastern Time at The Core Club, located at 66 E. 55th Street, New York, NY 10022 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Cove Partners III LLC (“Cove Partners III”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSALS 3 THROUGH 11

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

Cove Partners STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST PROPOSALS 3 THROUGH 11.

3.	To amend certain provisions of the Company’s Charter regarding the Company’s equity stock.
☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To amend certain provisions of the Company’s Charter regarding stockholder voting rights.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To amend certain provisions of the Company’s Charter regarding stockholder information rights.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	To amend certain provisions of the Company’s Charter regarding the composition of the Company’s Board of Directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

7.	To amend certain provisions of the Company’s Charter regarding the conduct of the Company’s Board of Directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

8.	To amend certain provisions of the Company’s Charter regarding the conduct of the Company’s business.
☐ FOR	☐ AGAINST	☐ ABSTAIN

9.	To amend certain provisions of the Company’s Charter restricting transfer and ownership of sales.
☐ FOR	☐ AGAINST	☐ ABSTAIN

10.	To amend certain provisions of the Company’s Charter to remove provisions stating that the NASAA REIT GuiDELINES control interpretation of the Company’s charter.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BLUE PROXY CARD

11.	To amend certain provisions of the Company’s Charter relating to the Company’s sponsor and their affiliates.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.